EATON VANCE WORLDWIDE
                              HEALTH SCIENCES FUND
                            SUPPLEMENT TO PROSPECTUS
                              DATED JANUARY 1, 1998


     The investment adviser of the Worldwide Health Sciences Portfolio (the "Portfolio") has changed its name to OrbiMed Advisors, Inc. Mr. Viren Mehta is not associated with OrbiMed Advisors, Inc. and will no longer serve as a Vice President of the Portfolio.

     The address of OrbiMed Advisors, Inc. will remain 41 Madison Avenue, New York, New York 10010-2202.

January 1, 1998                                                        1/1COMBPS